Inventories	12 Months Ended
Dec. 31, 2023
Text block [abstract]
Inventories
18. Inventories

Million US dollar	31 December 2023	31 December 2022

Prepayments	120	87
Raw materials and consumables	3 207	3 851
Work in progress	588	529
Finished goods	1 434	1 837
Goods purchased for resale	234	308
Inventories	5 583	6 612

Inventories other than work in progress
Inventories stated at net realizable value	323	395
The cost of inventories recognized as an expense in 2023 amounts to 27 396m US dollar, included in cost of sales (2022: 26 305m US dollar; 2021: 23 097m US dollar). Impairment losses on inventories recognized in 2023 amount to 110m US dollar (2022: 148m US dollar; 2021: 91m US dollar).